13D Activist Fund

Class A Shares:	DDDAX
Class C Shares:	DDDCX
Class I Shares:	DDDIX

a series of Northern Lights Fund Trust

Supplement dated December 30, 2019 to the Prospectus

dated January 28, 2019

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Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 7 of the Fund’s prospectus is hereby replaced with the following:

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $1,000,000. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

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This Supplement, and the Prospectus and Statement of Additional Information dated January 28, 2019, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-413-3228.

Please retain this Supplement for future reference.